Rule 497(e)
Registration Nos. 333-125751 and 811-21774

First Trust Exchange-Traded Fund
(the “Trust”)

First Trust Dorsey Wright People’s Portfolio ETF
(formerly First Trust CBOE® S&P 500® VIX® Tail Hedge Fund)
and
First Trust Total US Market AlphaDEX ETF
(each a “Fund”)

Supplement To the Prospectus and Statement of Additional Information
Each Dated May 1, 2017,
as Previously Supplemented on June 14, 2017

Dated August 18, 2017

As of August 18, 2017, the First Trust CBOE® S&P 500® VIX® Tail Hedge Fund’s name is changed to First Trust Dorsey Wright People’s Portfolio ETF and its new ticker symbol is DWPP. The Fund’s shares are listed for trading on The Nasdaq Stock Market LLC and Nasdaq, Inc. will serve as the Fund’s index provider.

This prospectus and statement of additional information no longer applies to the First Trust Dorsey Wright People’s Portfolio ETF. Please see the prospectus and statement of additional information for the First Trust Dorsey Wright People’s Portfolio ETF, dated August 18, 2017, for information regarding the Fund.

Please Keep this Supplement with Your Fund Prospectus and
Statement of Additional Information for Future Reference